Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Common Stock of Dynegy Inc. beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 1st day of June, 2017.

ECP ControlCo, LLC

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

Energy Capital Partners III, LLC
By: ECP ControlCo, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

Energy Capital Partners GP III, LP
By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

Energy Capital Partners III, LP
By: Energy Capital Partners GP III, LP, its general partner By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

Energy Capital Partners III-A, LP
By: Energy Capital Partners GP III, LP, its general partner By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

Energy Capital Partners III-B (Terawatt IP), LP
By: Energy Capital Partners GP III, LP, its general partner By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

Energy Capital Partners III-C, LP
By: Energy Capital Partners GP III, LP, its general partner By: Energy Capital Partners III, LLC, its general partner
By: ECP ControlCo, LLC, its managing member

By:	/s/ Peter Labbat
Name:	Peter Labbat
Title:	Managing Member

Terawatt Holdings GP, LLC

By:	/s/ Tyler Reeder
Name:	Tyler Reeder
Title:	President

Terawatt Holdings, LP
By: Terawatt Holdings GP, LLC, its general partner

By:	/s/ Tyler Reeder
Name:	Tyler Reeder
Title:	President